Supplement Dated January 23, 2014
To The Statement of Additional Information
Dated April 29, 2013

JNL® Strategic Income Fund LLC

Effective December 1, 2013, on pages 34-35, please add the following to the table under the heading “Disinterested Managers”:

Name, Address and (Age)	Position(s) Held with the JNL Strategic Income Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager or Officer
Disinterested Managers
Ellen Carnahan (58) 1 Corporate Way Lansing, MI 48951	Manager 2 (12/2013 to present)	108
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (07/07 to present)
Other Directorships Held by Manager During Past 5 Years:
Director, Integrys Energy Group (12/2003 to present); Governance Committee Chair, Integrys Energy Group (2011 to present); Finance Committee Member, Integrys Energy Group (12/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to present)

John Gillespie (60) 1 Corporate Way Lansing, MI 48951	Manager 2 (12/2013 to present)	108
Principal Occupation(s) During Past 5 Years: Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)
Other Directorships Held by Manager During Past 5 Years: None
Edward Wood (57) 1 Corporate Way Lansing, MI 48951	Manager 2 (12/2013 to present)	108

Principal Occupation(s) During Past 5 Years:
Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to present); Managing Director, Morgan Stanley Investment Management (06/2010 to 01/2011); President & Principal Executive Officer of the Van Kampen Funds, Van Kampen/Morgan Stanley (12/2008 to 05/2010; Chief Administrative Officer, Van Kampen Investments (01/2008 to 05/2010); Chief Operating Officer, Van Kampen Funds Inc. (01/2008 to 05/2010)

Other Directorships Held by Manager During Past 5 Years: None

2The interested and disinterested Managers are elected to serve for an indefinite term.
3Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.

5Ms. Engler’s tenure as Chairperson ended as of December 31, 2013. Mr. Crowley was elected as Chairperson effective January 1, 2014.

Effective December 31, 2013, please delete all references to Dominic A. D’Annunzio and James B. Henry.

Effective January 1, 2014, on pages 26-27, please delete the rows for William J. Crowley, Jr. and Michelle Engler and replace with the following to the table under the heading “Disinterested Managers”:

Name, Address and (Age)	Position(s) Held with the JNL Strategic Income Fund (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Manager or Officer
Disinterested Managers
William J. Crowley, Jr. (68) 1 Corporate Way Lansing, MI 48951	Chair of the Board3 (01/2014 to present)5 Manager 2, 5 (08/2012 to present)	108
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Manager During Past 5 Years:
Director of Alpha Natural Resources (07/2009 to present); Director of Foundation Coal Holdings, Inc. (from 12/2004 until 07/2009 when the company was acquired); Director of Provident Bankshares Corporation (from 05/2003 until 05/2009 when the company was acquired)

Michelle Engler (55) 1 Corporate Way Lansing, MI 48951	Chair of the Board3 (01/2011 to 12/2013)5 Manager 2 (08/2012 to present)	108
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Manager During Past 5 Years: Director of Federal Home Loan Mortgage Corporation (2001 to 9/2008)

2The interested and disinterested Managers are elected to serve for an indefinite term.
3Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.

5Ms. Engler’s tenure as Chairperson ended as of December 31, 2013. Mr. Crowley was elected as Chairperson effective January 1, 2014.

Effective January 1, 2014, on page 39 please delete the first paragraph in the section entitled “Manager Compensation” in its entirety and replace it with the following:

The officers of the JNL Strategic Income Fund and the Manager who is an “interested person” receives no compensation from the JNL Strategic Income Fund.  Effective January 1, 2014, each disinterested Manager is paid by the Funds an annual retainer of $165,000, as well as a fee of $10,000 for each meeting of the Funds’ Board attended.  The Chairman of the JNL Strategic Income Fund Board receives an additional annual retainer of $55,000.  The Chair of the Audit Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $2,500 for each in-person and telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $15,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $5,000 for his or her services in that capacity.  If a Manager participates in a Board meeting by telephone, the Manager will receive half of the meeting fee.

This Supplement is dated January 23, 2014.